UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       December 5, 2007
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Citigroup Inc.
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(Exact name of registrant as specified in its charter)

                                    Delaware                                           1-9924                                 52-1568099
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                                      (State or other                                   (Commission                           (IRS Employer
                                        jurisdiction of                                    File Number)                        Identification No.)
                                       incorporation)

399 Park Avenue, New York, New York 10043
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(Address of principal executive offices) (Zip Code)

(212) 559-1000
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(Registrant's telephone number, including area code)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.
 Current Report on Form 8-K
      Item 8.01  Other Events.

    Notices filed pursuant to Rule 135c under the Securities Act of 1933 relating to issuances by Citigroup Inc. in the second quarter of 2007 made pursuant to Regulation S under the Securities Act of 1933.

      Item 9.01  Financial Statements and Exhibits.

      (d)           Exhibits.

Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s SGD 76,500,000 4.05% subordinated notes due June 2016 (reopening).
99.2	Rule 135c Notice relating to Citigroup’s CHF 150,000,000 3.00% notes due March 2019 (reopening).
99.3	Rule 135c Notice relating to Citigroup’s CHF 250,000,000 2.875% notes due June 2011.
99.4	Rule 135c Notice relating to Citigroup’s HKD 593,500,000 4.5275% notes due May 2010.
99.5	Rule 135c Notice relating to Citigroup’s DKK 2,000,000,000 4.750% notes due May 2017.
99.6	Rule 135c Notice relating to Citigroup’s EUR 1,250,000,000 4.75% fixed/floating rate callable subordinated notes due May 2017.
99.7	Rule 135c Notice relating to Citigroup’s NZD 150,000,000 7.825% notes due May 2012.
99.8	Rule 135c Notice relating to Citigroup’s NZD 225,000,000 floating rate notes due May 2012.
99.9	Rule 135c Notice relating to Citigroup’s THB 1,500,000,000 4.68% notes due April 2017.
99.10	Rule 135c Notice relating to Citigroup’s THB 900,000,000 4.52% notes due April 2014.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Dated:  December 5, 2007                        CITIGROUP INC.

                  By:           /s/  Michael J. Tarpley
                  Name:           Michael J. Tarpley
                  Title:              Assistant Secretary

EXHIBIT INDEX

Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s SGD 76,500,000 4.05% subordinated notes due June 2016 (reopening).
99.2	Rule 135c Notice relating to Citigroup’s CHF 150,000,000 3.00% notes due March 2019 (reopening).
99.3	Rule 135c Notice relating to Citigroup’s CHF 250,000,000 2.875% notes due June 2011.
99.4	Rule 135c Notice relating to Citigroup’s HKD 593,500,000 4.5275% notes due May 2010.
99.5	Rule 135c Notice relating to Citigroup’s DKK 2,000,000,000 4.750% notes due May 2017.
99.6	Rule 135c Notice relating to Citigroup’s EUR 1,250,000,000 4.75% fixed/floating rate callable subordinated notes due May 2017.
99.7	Rule 135c Notice relating to Citigroup’s NZD 150,000,000 7.825% notes due May 2012.
99.8	Rule 135c Notice relating to Citigroup’s NZD 225,000,000 floating rate notes due May 2012.
99.9	Rule 135c Notice relating to Citigroup’s THB 1,500,000,000 4.68% notes due April 2017.
99.10	Rule 135c Notice relating to Citigroup’s THB 900,000,000 4.52% notes due April 2014.